UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report : December 1, 2003

Date of earliest event reported:  December 1, 2003

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 440
Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 417-4800

(Registrant’s telephone number, including area code)

Item 5.                                   Other Events

The Company is re-issuing in an updated format certain of its historical financial statements in connection with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," and Rule 3-10 of Regulation S-X under the Securities Act of 1933, as amended.

In the second quarter of fiscal 2004, the Company decided to sell its Newmans valve business, including its subsidiary Newmans Valve Limited.  As a result of this decision, as required by SFAS 144, the Company reported the financial results of Newmans as discontinued operations for the three and six months ended September 28, 2003 and September 29, 2002.  Under Securities and Exchange Commission (“SEC”) requirements for transitional disclosure, the same reclassification for discontinued operations required by SFAS 144 following the decision to sell a business is required for previously issued annual financial statements for each of the three years shown in the Company's last annual report on Form 10-K, as amended, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date the operations were classified as discontinued.  Consequently, the Company is re-issuing its financial statements for the fiscal years ended March 30, 2003, March 31, 2002 and April 1, 2001, and for the three months ended June 29, 2003 and June 30, 2002.  This reclassification has no effect on the Company's reported net income.  The Company is re-issuing these financial statements in connection with proposed financing arrangements for its acquisition of SPS Technologies, Inc., which may involve registration of the Company’s securities under the Securities Act.

In accordance with Rule 3-10 of Regulation S-X, the Company is providing footnote disclosure of its condensed consolidating financial statements for the fiscal years ended March 30, 2003, March 31, 2002 and April 1, 2001 and for the three and six months ended September 28, 2003 and September 29, 2002.  Rule 3-10 requires issuers of guaranteed securities to provide footnote disclosure of condensed consolidating financial statements under certain circumstances.  The Company is providing this information in connection with proposed financing arrangements for its acquisition of SPS Technologies, Inc., which may involve the issuance of securities that are guaranteed by certain of the Company’s material domestic subsidiaries.

This Current Report on Form 8-K updates Part II, Item 8 of the Company's Annual Report on Form 10-K for the fiscal year ended March 30, 2003, as amended, and Part I, Item 1 of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 29, 2003 and September 28, 2003, as amended.  Except as expressly provided herein, no attempt has been made to update matters in these Annual and Quarterly Reports.

Item 7.                                   Financial Statements and Exhibits

                        (a)                                  Financial statements of businesses acquired.

                                                                        Not applicable.

                        (b)                                 Pro forma financial information.

                                                                        Not applicable.

                        (c)                                  Exhibits:

Exhibit 23.1	Consent of Independent Auditors.

Exhibit 99.1

Revised Financial Statements and Supplementary Data for the fiscal years ended March 28, 2003, March 30, 2002 and April 1, 2001 to reflect operations held for sale in the second quarter of fiscal 2004 as discontinued and to provide condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X.

Exhibit 99.2

Revised Financial Statements for the three and six months ended September 28, 2003 and September 29, 2002 to provide footnote disclosure of condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X.

Exhibit 99.3

Revised Financial Statements for the three months ended June 29, 2003 and June 30, 2002 to reflect operations held for sale in the second quarter of fiscal 2004 as discontinued and to provide footnote disclosure of condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Precision Castparts Corp.

By:	/s/ W.D. Larsson
W.D. Larsson
Senior Vice President and Chief Financial Officer

Dated:  December 1, 2003

INDEX TO EXHIBITS

(23.1)	—	Consent of Independent Accountants

(99.1)	—

Revised Financial Statements and Supplementary Data for the fiscal years ended March 30, 2003, March 31, 2002 and April 1, 2001 to reflect operations held for sale in the second quarter of fiscal 2004 as discontinued and to provide condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X.

(99.2)	—

Revised Financial Statements for the three and six months ended September 28, 2003 and September 29, 2002 to provide footnote disclosure of condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X.

(99.3)	—

Revised Financial Statements for the three months ended June 29, 2003 and June 30, 2002 to reflect operations held for sale in the second quarter of fiscal 2004 as discontinued and to provide footnote disclosure of condensed consolidating financial statements in accordance with Rule 3-10 of Regulation S-X.